                                                                   EXHIBIT 10.35

                          CONSENT TO EXERCISE OF OPTION

         HERETOFORE, Tritel, Inc., a Delaware corporation (the "Company"), entered into an Option Agreement with Digital PCS, LLC ("Digital") pursuant to which, inter alia, the Company acquired the sole, exclusive and irrevocable right to acquire all, but not less than all, of the Mercury Licenses (the "Option") owned by Digital. The Mercury Licenses are described and defined in Exhibit "1" hereto; and

         WHEREAS, by its terms, the Option expires as of May 20, 1999, unless sooner exercised by the Company, and the Company desires to exercise the Option but Section 7.13 of the Stockholders Agreement among AT&T Wireless PCS Inc., TWR Cellular, Inc., Cash Equity Investors, Management Stockholders, and Tritel, Inc. dated as of January 7, 1999 (the "Stockholders Agreement") requires the approval of at least one of the Series A Preferred Directors in order for the Company to exercise the Option, such Series A directors being elected by AT&T under the circumstances stated in the Stockholders Agreement; and

         WHEREAS, AT&T has indicated its willingness to give its agreement for the Company to exercise the Option subject to an amendment to the Stockholders Agreement, which Amendment would provide that Section 7.13 thereof be amended to read as follows:

              Section 7.13 Option Licenses. (a) Notwithstanding any other provision of this Stockholders Agreement, except with the prior written consent of AT&T PCS, the PCS Territory shall not include the geographic area covered by the PCS Licenses (the "Option Licenses") acquired by the Company pursuant to the Option Agreement. By way of amplification and not limitation of the foregoing, the Company and the Stockholders acknowledge and agree that, unless and until such consent of AT&T PCS is hereafter obtained, the term "Company Communications Services" shall not include any mobile wireless telecommunications services or any other telecommunications services provided using the Option Licenses, and the term "Business" shall not include owning, constructing or operating systems to provide Company Communications Services (or any other telecommunications systems) on frequencies licensed to the Company for Commercial Mobile Radio Services pursuant to the Option Licenses.

              (b) The Company further agrees that, except with the prior written consent of AT&T PCS, it shall not (and it shall not permit its Subsidiaries to) construct any telecommunications systems with respect to the Option Licenses or take any other actions in respect of, or incur or pay any costs or expenses relating to, the Option Licenses or the territory covered by the Option Licenses (the "Option Territory"), except that the Company and its Subsidiaries may: (i) perform its obligations under and consummate the transactions contemplated in the Option Agreement and the License Purchase Agreement annexed thereto; (ii) take actions reasonably required to maintain ownership of the Option Licenses (other than any applicable FCC build-out requirements relating to the Option Territory), including paying when due interest on and principal of the existing indebtedness to the U.S. Department of Treasury related to the Option Licenses; and (iii) if it determines to do so in the future, dispose of the Option Licenses, and, in the case of (i),
              (ii) and (iii), pay any reasonable out-of-pocket costs related thereto; and

         WHEREAS, AT&T, TWR, the Undersigned Management Shareholders, and the Company believe that it will not be possible to consummate the amendment of the Stockholders Agreement within the time within which the Company must exercise the Option.

         NOW, THEREFORE, it is agreed:

         1. Subject to the terms and conditions of this Consent, AT&T and TWR hereby consent to the exercise by the Company of the Option.

         2. The Company hereby agrees to grant to an entity designated by AT&T an exclusive and irrevocable option to acquire the Mercury Licenses, pursuant to Option Agreements in the forms attached hereto as Exhibit "2".

         3. The Company and the undersigned Management Shareholders agree to exert their best efforts to cause Section 7.13 of the Stockholders Agreement to be amended as hereinbefore provided, and until the Company and AT&T complete the documentation required to evidence such amendments, the Company and the undersigned Management Shareholders will not take any action inconsistent with such amendments.

         IN WITNESS WHEREOF, the Company, TWR, AT&T and the undersigned Management Shareholders have executed this Consent effective as of the 20th day of May, 1999.

                                            TRITEL, INC.

                                            By:
                                               ---------------------------------






                                            AT&T WIRELESS PCS, INC.



                                            By:
                                               ---------------------------------


                                            TWR CELLULAR, INC.



                                            By:
                                               ---------------------------------



                                            ------------------------------------
                                            William M. Mounger, II


                                            ------------------------------------
                                            E. B. Martin, Jr.

                                    EXHIBIT 1


                                              Aggregate Amount
     BTA#             Name                    Payable to FCC           FCC Debt
     ----             ----                    --------------           --------

      154 ........... Ft. Walton, FL           $ 1,683,582
      340 ........... Panama City, FL            1,915,592
      343 ........... Pensacola, FL              4,166,832
      439 ........... Tallahassee, FL            4,808,342
      159 ........... Gainesville, FL            1,104,092
       58 ........... Brunswick, GA                699,090
      467 ........... Waycross, GA                 387,099
      454 ........... Valdosta, GA                 472,734

                                                                       EXHIBIT 2

                                OPTION AGREEMENT

         OPTION AGREEMENT, dated as of May __, 1999, between TRITEL, INC., a Delaware Corporation (the "Company"), and _______________________, a Delaware limited liability company ("Optionee"). Capitalized terms used herein without definition shall have the meanings assigned thereto in the License Purchase Agreement referred to below. Unless otherwise indicated, all references to Sections refer to Sections of this Agreement.

         WHEREAS, the Company, Digital PCS, LLC (f/k/a Mercury PCS II, LLC), a Mississippi limited liability company, William M. Mounger II, E.B. Martin, Jr. and Jerry M. Sullivan, Jr., are parties to an Option Agreement (the "January Option Agreement"), dated as of January 7, 1999, pursuant to which the Company has an option to acquire the PCS Licenses referred to on Schedule I thereto, and the Company wishes to exercise such option;

         WHEREAS, pursuant to the terms of the Company's Stockholders Agreement, dated as of January 7, 1999, among the parties hereto and the other stockholders of the Company referred to therein, the Company is required to obtain the consent of AT&T Wireless PCS Inc., a Delaware corporation ("AT&T"), and TWR Cellular, Inc., a Maryland corporation and an affiliate of AT&T ("TWR"), to the Company's exercise of such option, and the Company wishes to obtain such consent;

         WHEREAS, AT&T and TWR wish to grant such consent pursuant to a Consent, dated the date hereof, provided, among other things, that the Company enter into this Agreement, and the Company wishes to enter into this Agreement;

         WHEREAS, after giving effect to the acquisition contemplated in the January Option Agreement, the Company (or a subsidiary thereof) will be the holder of PCS Licenses specified on Schedule I hereto (the "Tritel Licenses"); and

         WHEREAS, the Company desires to grant to Optionee, and Optionee desires to obtain, an option to purchase the Tritel Licenses on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual promises, covenants and other agreements contained herein, the parties hereby agree as follows:

1. Grant of Option. Subject to the terms and conditions set forth herein, the Company hereby grants to Optionee (or its designee) the sole, exclusive and irrevocable right (herein referred to as the "Option") to acquire all of the Tritel Licenses pursuant to the terms and conditions set forth in the License Purchase Agreement attached hereto as Exhibit "A" (the

"License Purchase Agreement"). In furtherance thereof, an authorized signatory of the Company has duly executed the attached License Purchase Agreement.

2. Consideration for Option. In consideration for the Option, Optionee agrees to pay when due all interest payable to the U. S. Department of Treasury in respect of the Tritel Licenses that becomes due and payable prior to the expiration or earlier termination by Optionee of this Option, and, if the Option is exercised, thereafter during the period ending on the closing under or earlier termination of the License Purchase Agreement in accordance with its terms.

3. Exercise of Option. Optionee (or its designee) may exercise the Option at any time on or prior to November 20, 1999, by delivering written notice to the Company to such effect together with the License Purchase Agreement duly executed by an authorized officer of Optionee (or the designee thereof that is specified in the exercise notice as the acquiring party thereto) and dated as of the date of such exercise. For the purpose of determining the purchase price payable pursuant to the License Purchase Agreement, set forth on Schedule I hereto, opposite each Tritel License, is the aggregate amount payable to the FCC in respect of such Tritel License and the FCC Debt payable to the U. S. Department of Treasury in respect thereof as of the date hereof. Optionee may terminate this Option at any time effective upon written notice to Tritel. At any time prior to November 20, 1999, effective upon written notice to Tritel, Optionee may extend the exercisability of this Option to April 20, 2000, provided that, if this Option is so extended, Optionee may not exercise this Option unless it concurrently exercises the Option between Optionee and Tritel, dated as of the date hereof, relating to the following licenses: BTA #340 (Panama City, FL); BTA #439 (Tallahassee, FL); BTA #159 (Gainesville, FL); BTA #58 (Brunswick, GA); BTA #467 (Waycross, GA); BTA #454 (Valdosta, GA).

4. Representations and Warranties of Parties.

    (a) The Company, as to itself and each of its subsidiaries that acquires any right, title or interest in or to the Tritel Licenses, and Optionee, as to itself, represent and warrant to each other that:

         (i) Organization and Standing. It is a corporation, limited liability company, general partnership or limited partnership, as applicable, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. It is duly qualified to do business in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary other than any such jurisdiction in which the failure to be so qualified would not have a Material Adverse Effect on it or materially adversely affect the transactions contemplated hereby or its ability to perform its obligations under this Agreement.

         (ii) Power and Authority. It has the requisite power and authority to execute, deliver and perform this Agreement and, in the case of the Company, the License Purchase Agreement, and each other instrument, document, certificate and agreement required or contemplated to be executed, delivered and performed by it hereunder and thereunder to which it is or will be a party.

         (iii) Due Authorization. The execution and delivery by it of this Agreement (and, in the case of the Company, the License Purchase Agreement), and the consummation of the transactions contemplated hereby (and, in the case of the Company, thereby) have been duly and validly authorized by its Board of Directors (or equivalent body, as applicable) and no other proceedings on its part which have not been taken (including, without limitation, approval of its stockholders, partners or members) are necessary to authorize this Agreement (and, in the case of the Company, the License Purchase Agreement) or to consummate the transactions contemplated hereby (and, in the case of the Company, thereby).

         (iv) Enforceability. This Agreement (and, in the case of the Company, the License Purchase Agreement) have been duly executed and delivered by it and constitutes its valid and binding obligation enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and may be subject to general principles of equity.

         (v) No Breach. After giving effect to the transactions contemplated hereby, it is not in breach of any obligation under this Agreement.

         (vi) Consents; No Conflicts. Neither the execution, delivery and performance by it of this Agreement (or, in the case of the Company, the License Purchase Agreement) nor the consummation of the transactions contemplated hereby (or, in the case of the Company, thereby) will (a) conflict with, or result in a breach or violation of, any provision of its organizational documents, as applicable; (b) subject to obtaining the Consents set forth on Schedule 4(a)(vi), constitute, with or without the giving of notice or passage of time or both, a breach, violation or default, create a Lien, or give rise to any right of termination, modification, cancellation, prepayment or acceleration, under
(i) any Law or License or (ii) any note, bond, mortgage, indenture, lease, agreement or other instrument, in each case which is applicable to or binding upon it or any of its assets; or (c) require any Consent (other than those set forth on Schedule 4(a)(vi)) or the approval of its board of directors, general partner, members, stockholders or similar constituent bodies, as applicable (other than approvals which have been obtained), except in each case, where such breach, violation, default, Lien, right, or the failure to obtain or give such Consent would not have a Material Adverse Effect on it or materially adversely affect the transactions contemplated hereby.

         (vii) Litigation. Except as set forth on Schedule 4(a)(vii), there is no action (including court action), proceeding or investigation pending or, to its knowledge, threatened against it or any of its properties or assets that would be reasonably expected to have an adverse effect on its ability to consummate the transactions contemplated hereby or to fulfill its obligations under this Agreement, which seeks to prevent or challenge the transactions contemplated hereby, or which seeks to have an adverse effect on the Company or its wholly owned Subsidiaries.

         (viii) Brokers. It has not employed any broker, finder or investment banker or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the transactions contemplated hereby.

    (b) Additional Representation and Warranty with respect to the Company and the Tritel Licenses. The Company represents and warrants to Optionee that: (i) after giving effect to its acquisition of the Tritel Licenses pursuant to the License Purchase Agreement annexed to the January Option Agreement, (x) the Company will be the authorized legal holder, free and clear of any Liens (other than Liens securing the FCC Debt, the principal amount of which as of the date hereof is set forth on Schedule I), of the Tritel Licenses set forth on Schedule I, (y) the Tritel Licenses will be valid and in full force and effect, and (z) the Tritel Licenses will not be subject to any conditions other than those appearing on the face of the Licenses themselves and those imposed by FCC Law;
(ii) it complies with all eligibility rules issued by the FCC to hold broadband PCS licenses, including without limitation the Tritel Licenses, the FCC rules on foreign ownership and the CMRS spectrum cap; (iii) the amounts set forth on
Schedule I are accurate as of the date hereof; and (iv) except as set forth on
Schedule 4(b) and for proceedings affecting the PCS or wireless communications services industry generally, including investigations by governmental agencies of bidding practices of bidders in the FCC auctions of PCS spectrum, there is not pending, nor to the Company's knowledge, threatened against the Company or the Tritel Licenses, any application, action (including court action), petition, objection or other pleading, or any proceeding with the FCC which questions or contests the validity of, or seeks the revocation, non-renewal or suspension of, any of the Tritel Licenses, which seeks the imposition of any modification or amendment with respect thereto, or which adversely affects the ability of the Company to employ the Tritel Licenses in its business after the date of its acquisition thereof or seeks the payment of a fine, sanction, penalty, damages or contribution in connection with the use of any Tritel License.

5. Covenants.

    (a) Each party shall use all commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable and consistent with applicable law to carry out all of its respective obligations under this Agreement and to consummate the transactions contemplated hereby.

    (b) Each party covenants and agrees to comply with Sections 5.2 and 5.3 of the License Purchase Agreement which is hereby incorporated by reference herein with the same effect as if such provisions were set forth herein in full; provided, that solely for purposes of this Section 5(b), each reference to "Closing" or "Closing Date" in Sections 5.2(a) and 5.3 of the License Purchase Agreement shall be deemed to mean November 20, 1999.

6. FCC Approval. Notwithstanding anything contained in this Agreement to the contrary, no transaction or action contemplated herein shall be consummated and no interests or rights shall be transferred or exchanged prior to receiving FCC approval with respect thereto to the extent such approval is necessary.

7. Amendment and Modification. This Agreement may be amended, modified or supplemented only by written agreement of each of the parties.

8. Waiver of Compliance; Consents. Any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

9. Notices. All notices or other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile transmission, or by registered or certified mail (return receipt requested), postage prepaid, with an acknowledgment of receipt signed by the addressee or an authorized representative thereof, addressed as follows (or to such other address for a party as shall be specified by like notice; provided that notice of a change of address shall be effective only upon receipt thereof):

         If to Optionee:




         If the to Company: Tritel, Inc.
                            Attention:  E. B. Martin, Jr.
                            1080 River Oaks Drive, Suite B-100
                            Jackson, Mississippi  39208
                            Fax No.: (601) 914-8282

10. Parties in Interest; Assignment. This Agreement is binding upon and is solely for the benefit of the parties hereto and their respective permitted successors, legal representatives and permitted assigns.

11. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflicts of law principles thereof. The parties hereto hereby irrevocably and unconditionally consent to submit to the nonexclusive jurisdiction of the courts of the State of New York and of the United States of America located in the County of New York, New York (the "New York Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby, waive any objection to the laying of venue of any such litigation in the New York Courts and agrees not to plead or claim in any New York Court that such litigation brought therein has been brought in an inconvenient forum.

12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

13. Interpretation. The article and section headings contained in this Agreement are for convenience of reference only, are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the antecedent Person or Person may require.

14. Entire Agreement. This Agreement, including the exhibits and schedules hereto and the certificates and instruments delivered pursuant to the terms of this Agreement, embody the entire agreement and understanding of the parties hereto in respect of the transactions contemplated hereby. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the transactions contemplated hereby.

15. Publicity. So long as this Agreement is in effect, the parties agree to consult with each other in issuing any press release or otherwise making any public statement with respect to the transactions contemplated hereby, and no party shall issue any press release or make any such public statement prior to such consultation, except as may be required by Law. No press release or other public statement by the parties hereto shall disclose any of the financial terms of the transactions without the prior consent of the other parties, except as may be required by Law. A breach of the provisions of this Section 15 by a party shall not give rise to any right to terminate this Agreement.

16. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any New York Courts.

17. Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       TRITEL, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       ------------------------------


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                               SCHEDULE 4(a)(vi)

                                 TRITEL CONSENTS

         The execution, delivery and performance of the Agreement will or may require the following consents, approvals and reviews:

         1. The Federal Communications Commission.


                                OPTIONEE CONSENTS

         The execution, delivery and performance of the Agreement will or may require the following consents, approvals and reviews:

         1. The Federal Communications Commission.

                                                              SCHEDULE 4(a)(vii)

         A. Applications for Review filed by High Plains Wireless, L.P.: In re Application of Mercury PCS II, LLC for Facilities in the Broadband Personal Communications Services in the D, E and F Blocks, Federal Communications Commission File Numbers 00114CWL97, et al.

         B. Edwin Welsh v. Mercury PCS, LLC, Mercury PCS II, LLC, MSM, Inc., Mercury Wireless Management, Inc., William M. Mounger, II, Jerry Sullivan, and E.B. Martin, Chancery Court of the First Judicial District of Hinds County, Mississippi, Cause No. G97-56103.

                                   SCHEDULE I

                               TRITEL PCS LICENSES


        License certificates for the following licenses issued to the Company (or a subsidiary thereof) are pending approval of the transfer contemplated in the January Option Agreement

                                              Aggregate Amount
     BTA#             Name                    Payable to FCC           FCC Debt
     ----             ----                    --------------           --------

      340 ........... Panama City, FL          $ 1,915,592
      439 ........... Tallahassee, FL            4,808,342
      159 ........... Gainesville, FL            1,104,092
       58 ........... Brunswick, GA                699,090
      467 ........... Waycross, GA                 387,099
      454 ........... Valdosta, GA                 472,734

                                                                       Exhibit A

--------------------------------------------------------------------------------


                          LICENSE ACQUISITION AGREEMENT
                                     between
                                  TRITEL, INC.
                                       and

                             ----------------------

                           Dated as of ________, 1999


--------------------------------------------------------------------------------

                          LICENSE ACQUISITION AGREEMENT

         LICENSE ACQUISITION AGREEMENT, dated as of ______________, 1999, between TRITEL, INC., a Delaware corporation ("Tritel") and _______________________, a ______________ [to be specified by Optionee in the option exercise notice] (the "Company").

         WHEREAS, Tritel or a wholly owned subsidiary thereof holds the PCS licenses described on Schedule I (the "Purchased Licenses"); and

         WHEREAS, Tritel and AT&T Wireless PCS Inc., a Delaware corporation ("AT&T") have entered into an Agreement dated as of May __, 1999 (the "Option Agreement"), pursuant to which Tritel has granted to the Company an Option (as such term is defined in the Option Agreement) to purchase the Purchased Licenses; and

         WHEREAS, pursuant to the Option Agreement, the Company has exercised its Option to purchase (or designated a Person to purchase) the Purchased Licenses on the terms and subject to the conditions herein set forth;

         NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants, conditions and agreements hereinafter set forth, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         As used herein, the following terms have the following meanings (unless indicated otherwise, all Section and Article references are to Sections and Articles in this Agreement, and all Schedule and Exhibit references are to Schedules and Exhibits to this Agreement):

         "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with that Person. For purposes of this definition, "control" (including the terms "controlling" and "controlled") means the power to direct or cause the direction of the management and policies of a Person, directly or indirectly, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

         "Claim" has the meaning set forth in Section 7.5.

         "Closing" has the meaning set forth in Section 3.1.

         "Closing Date" has the meaning set forth in Section 3.1.

         "Company" has the meaning set forth in the preamble.

         "Confidential Information" means any and all information regarding the business, finances, operations, products, services and customers of the Person specified and its Affiliates, in written or oral form or in any other medium.

         "Consents" means all consents and approvals of Governmental Authorities or other third parties necessary to authorize, approve or permit the parties hereto to consummate the transactions contemplated hereby and for the Company to operate its business after the Closing Date as currently contemplated.

         "FCC" means the Federal Communications Commission or similar regulatory authority established in replacement thereof.

         "FCC Debt" means the indebtedness of Tritel or a wholly owned subsidiary thereof to the United States Department of the Treasury, in the aggregate principal amount as of the date hereof set forth on Schedule 2.2, incurred in connection with its acquisition of the Purchased Licenses.

         "FCC Law" means the Communications Act of 1934, as amended, including as amended by the Telecommunications Act of 1996, and the rules, regulations and policies promulgated thereunder.

         "Final Order" has the meaning set forth in Section 6.1(b).

         "Governmental Authority" means a Federal, state or local court, legislature, governmental agency (including, without limitation, the United States Department of Justice), commission or regulatory or administrative authority or instrumentality.

         "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

         "Indemnified Party" has the meaning set forth in Section 7.4.

         "Indemnifying Party" has the meaning set forth in Section 7.4.

         "Law" means applicable common law and any statute, ordinance, code or other law, rule, permit, permit condition, regulation, order, decree, technical or other standard, requirement or procedure enacted, adopted, promulgated, applied or followed by any Governmental Authority.

         "License" means a license, permit, certificate of authority, waiver, approval, certificate of public convenience and necessity, registration or other authorization, consent or clearance to construct or operate a facility, including any emissions, discharges or releases therefrom, or to transact an activity or business, to construct a tower or to use an asset or process, in each case issued or granted by a Governmental Authority.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, right of first refusal or right of others therein, or encumbrance of any nature whatsoever in respect of such asset.

         "Losses" has the meaning set forth in Section 7.2.

         "Material Adverse Effect" means a material adverse effect on the business, financial condition, assets, liabilities or results of operations or prospects of the Person specified.

         "New York Courts" has the meaning set forth in Section 9.5.

         "Option Agreement" has the meaning set forth in the second recital.

         "Person" means an individual, corporation, partnership, limited liability company, association, joint stock company, Governmental Authority, business trust, unincorporated organization, or other legal entity.

         "Representatives" has the meaning set forth in Section 5.2(a).

         "Section 7.2 Indemnified Party" has the meaning set forth in Section
7.2.

         "Section 7.3 Indemnified Party" has the meaning set forth in Section
7.3.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Solvent" means, when used with respect to any Person, that at the time of determination: (a) the fair market value of its assets is in excess of the total amount of its liabilities (including, without limitation, contingent liabilities), (b) the present fair saleable value of its assets is greater than its probable liability for its existing debts as such debts become absolute and mature, (c) it is then able and expects to be able to pay its indebtedness (including without limitation, contingent indebtedness and other commitments) as they mature, and (d) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

         "Subsidiary" shall mean, with respect to any Person, a corporation or other entity of which 50% or more of the voting power or the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

         "Tritel" has the meaning set forth in the preamble.

         "Purchased Licenses" has the meaning set forth in the first recital.

         "Purchased License Transfer" has the meaning set forth in Section
3.2(a).


                                   ARTICLE II

            PURCHASE AND SALE OF LICENSES; PAYMENT OF CONSIDERATION;
                        CERTAIN RESTRICTIONS ON TRANSFER

         2.1 Purchase and Sale of Licenses. Upon the terms and subject to the conditions hereof and in reliance upon the representations, warranties and agreements herein contained, at the Closing, Tritel shall sell, transfer, assign, convey and deliver to the Company (or one or more wholly owned Subsidiaries of the Company designated by the Company), free and clear of all Liens (other than Liens of the United States Department of the Treasury securing certain indebtedness to be assumed by the Company pursuant to Section 2.3), and the Company agrees to purchase, acquire and accept from Tritel, the Purchased Licenses.

         2.2 Payment of Consideration. Upon the terms and subject to the conditions hereof and in reliance upon the representations, warranties and agreements herein contained, at the Closing, the Company agrees to pay to Tritel in consideration for the Purchased Licenses, the amount equal to 110% of the sum of (i) the aggregate amount payable to the FCC in respect of each Purchased License, as set forth on Schedule 2.2 hereto, minus (ii) the Assumed Tritel Debt, plus (iii) the aggregate amount of interest actually paid, including suspended interest, prior to the Closing Date in respect of the Assumed Tritel Debt (the "Purchase Price"). The Purchase Price shall be payable by wire transfer of immediately available funds to an account designated by Tritel by written notice given to the Company at least two Business Days prior to the Closing Date.

         2.3 Assumption of Indebtedness. Upon the terms and subject to the conditions hereof and in reliance upon the representations, warranties and agreements herein contained, on and as of the Closing Date, the Company shall accept and assume the indebtedness of Tritel to the United States Department of the Treasury incurred in connection with the acquisition of the Purchased Licenses by Tritel (collectively, the "Assumed Tritel Debt"). The outstanding principal amount of each item of Assumed Tritel Indebtedness, together with accrued and unpaid interest (if any), as of the date hereof is set forth on
Schedule 2.2.

                                   ARTICLE III

                                     CLOSING

         3.1 Time and Place of Closing. Upon the terms and subject to the conditions hereof, the closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Friedman Kaplan & Seiler LLP, 875 Third Avenue, New York, New York 10022 on the fifth business day following the date of receipt of the last Consent required by subsections (a) through (c) of
Section 6.1, or at such other place and/or time and/or on such other date as the parties may agree or as may be necessary to permit the fulfillment or waiver of the conditions set forth in Article VII (the "Closing Date").

         3.2 Closing Actions and Deliveries. Upon the terms and subject to the satisfaction or waiver by the appropriate party, if applicable, of the conditions set forth in Article VII, to effect the purchase and sale of the Purchased Licenses, the parties shall on the Closing Date take the following actions:

         (a) Assignment of Licenses and Assets. Tritel shall execute and deliver to the Company (or the applicable Subsidiary), one or more instruments of assignment, substantially in the form of Exhibit A, sufficient to assign the Purchased Licenses to the Company (or one or more wholly owned Subsidiaries of the Company designated by the Company) (such assignments being herein collectively referred to as the "Purchased License Transfer").

         (b) Payment of Purchase Price. The Company shall pay the Purchase Price of the Purchased Licenses to Tritel in accordance with Section 2.2.

         (c) Assumption and Reimbursement of Indebtedness. The Company shall (i) execute and deliver to Tritel an instrument of assumption, in form and substance reasonably satisfactory to Tritel, in respect of the indebtedness to the United States Department of the Treasury to be assumed by the Company pursuant to
Section 2.3, less any amount of interest paid by the Company in respect of such indebtedness under the Option Agreement, and (ii) pay to Tritel an amount equal to (x) interest actually paid by Tritel on such indebtedness to the United States Department of the Treasury through the Closing Date as evidenced by documentation reasonably satisfactory to the Company, and (y) the principal amount of the other indebtedness described on Schedule 2.2 and constituting Assumed Tritel Indebtedness.

         (d) Other Deliveries. The parties shall execute and deliver or cause to be executed and delivered all other documents, instruments, opinions and certificates contemplated by this Agreement to be delivered at the Closing or necessary and appropriate in order to consummate the transactions contemplated hereby on the Closing Date.

         3.3 Payment of Transfer Taxes. The Company shall pay or cause to be paid at the Closing or, if due thereafter, promptly when due, all gross receipts taxes, gains taxes (including, without limitation, real property gains tax or other similar taxes), transfer taxes, sales taxes, stamp taxes, and any other taxes, but excluding any Federal, State or local income taxes payable in connection with the transfer of the Purchased Licenses.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         Tritel (as to itself) and the Company (as to itself and each of its Subsidiaries) represents and warrants to each other that:

         4.1 Organization and Standing. It is a corporation, limited liability company, general partnership or limited partnership, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. It is duly qualified to do business in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary other than any such jurisdiction in which the failure to be so qualified would not have a Material Adverse Effect on it or materially adversely affect the transactions contemplated hereby or its ability to perform its obligations under this Agreement.

         4.2 Power and Authority. It has the requisite power and authority to execute, deliver and perform this Agreement and each other instrument, document, certificate and agreement required or contemplated to be executed, delivered and performed by it hereunder and thereunder to which it is or will be a party.

         4.3 Due Authorization. The execution and delivery of this Agreement by it and the consummation of the transactions contemplated hereby have been duly and validly authorized by its Board of Directors (or equivalent body) and no other proceedings on its part which have not been taken (including, without limitation, approval of its stockholders, partners or members) are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

         4.4 Enforceability. This Agreement has been duly executed and delivered by it and constitutes its valid and binding obligation enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and may be subject to general principles of equity.

         4.5 No Breach. After giving effect to the transactions contemplated hereby, it is not in breach of any obligation under this Agreement.

         4.6 Consents; No Conflicts. Neither the execution, delivery and performance by it of this Agreement nor the consummation of the transactions contemplated hereby will (a) conflict with, or result in a breach or violation of, any provision of its organizational documents; (b) subject to obtaining the Consents set forth on Schedule 4.6, constitute, with or without the giving of notice or passage of time or both, a breach, violation or default, create a Lien, or give rise to any right of termination, modification, cancellation, prepayment or acceleration, under (i) any Law or License or (ii) any note, bond, mortgage, indenture, lease, agreement or other instrument, in each case which is applicable to or binding upon it or any of its assets; or (C) require any Consent (other than those set forth on Schedule 4.6) or the approval of its board of directors, general partner, stockholders or similar constituent bodies, as the case may be (which approvals have been obtained), except in each case, where such breach, violation, default, Lien, right, or the failure to obtain or give such Consent would not have a Material Adverse Effect on it or materially adversely affect the transactions contemplated hereby. To its knowledge, except as set forth on Schedule 4.6, there is no fact relating to it or its Affiliates that would be reasonably expected to prevent it from consummating the transactions contemplated hereby or disqualify the Company from obtaining the Consents (including without limitation, FCC Consent) required in order to consummate the Purchased License Transfer.

         4.7 Litigation. Except as set forth on Schedule 4.7, there is no action (including court action), proceeding or investigation pending or, to its knowledge, threatened against it or any of its properties or assets that would be reasonably expected to have an adverse effect on its ability to consummate the transactions contemplated hereby or to fulfill its obligations under this Agreement, which seeks to prevent or challenge the transactions contemplated hereby, or which seeks to have an adverse effect on the Company or its wholly owned Subsidiaries.

         4.8 FCC Compliance. It complies with all eligibility rules issued by the FCC to hold broadband PCS licenses, including without limitation the Purchased Licenses, the FCC rules on foreign ownership and the CMRS spectrum cap.

         4.9 Brokers. The Company has not employed any broker, finder or investment banker or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the transactions contemplated hereby.

         4.10 Tritel represents and warrants, to the Company that:

         (1) Purchased Licenses. Tritel is the authorized legal holder, free and clear of any Liens (other than Liens securing the FCC Debt), of the Purchased Licenses set forth on Schedule I, true and correct copies of which are attached thereto. The Purchased Licenses are, and on the Closing Date will be, valid and in full force and effect. Except as set forth on Schedule 4.10 and for proceedings affecting the PCS or wireless communications services industry generally, including investigations by governmental agencies of bidding practices of bidders in the FCC auctions of PCS spectrum, there is not pending, nor to its knowledge, threatened against Tritel or the Purchased Licenses, any application, action (including court action), petition, objection or other pleading, or any proceeding with the FCC which questions or contests the validity of, or seeks the revocation, non-renewal or suspension of, any of the Purchased Licenses, which seeks the imposition of any modification or amendment with respect thereto, or which adversely affects the ability of the Company to employ the Purchased Licenses in its business after the Closing Date or seeks the payment of a fine, sanction, penalty, damages or contribution in connection with the use of any Purchased License. The Purchased Licenses are not subject to any conditions other than those appearing on the face of the Licenses themselves and those imposed by FCC Law.

         (2) Tritel Debt; Solvency. Each item of Assumed Tritel Debt being assumed by the Company is a bona fide obligation of Tritel and the amount set forth opposite each item on Schedule 2.2 is the outstanding amount of principal thereof as of the date hereof. Tritel is Solvent after giving effect to the consummation of the transactions contemplated hereby.

         (3) Transferability. Neither the execution, delivery and performance by Tritel of this Agreement nor the assumption by the Company (or the applicable Subsidiary) of the Assumed Tritel Debt will (a) constitute, with or without the giving of notice or passage of time or both, a breach, violation or default, create a Lien, or give rise to any right of termination, modification, cancellation, prepayment or acceleration, under any note, bond, mortgage, indenture, lease, agreement or other instrument, in each case which is applicable to or binding upon it or any of the Assumed Tritel Debt; or (b) require any Consent (other than those set forth on Schedule 4.6) or the approval of its board of directors, general partner, stockholders or similar constituent bodies, as the case may be (which approvals have been obtained).

                                    ARTICLE V

                                    COVENANTS

         5.1 Consummation of Transactions. Each party shall use all commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable and consistent with applicable law to carry out all of their respective obligations under this Agreement to consummate the transactions contemplated hereby, which efforts shall include, without limitation, the following:

         (a) The parties shall use all commercially reasonable efforts to cause the Closing to occur and the transactions contemplated hereby to be consummated in accordance with the terms hereof, and, without limiting the generality of the foregoing, to obtain all necessary Consents including, without limitation, the approval of this Agreement and the transactions contemplated hereby by all Governmental Authorities and agencies, including the FCC, and make all filings with and to give all notices to third parties which may be necessary or reasonably required in order for the parties to consummate the transactions contemplated hereby; provided that Tritel shall not make any filings with the FCC regarding the Purchased Licenses without the prior review and approval of the Company.

         (b) Each party shall furnish to the other parties all information concerning such party and its Affiliates reasonably required for inclusion in any application or filing to be made by Tritel or the Company or any other party in connection with the transactions contemplated hereby or otherwise to determine compliance with applicable FCC Rules.

         5.2 Confidentiality.

         (a) Each party shall, and shall cause each of its Affiliates, and its and their respective shareholders, members, managers, directors, officers, employees and agents (collectively, "Representatives") to, keep secret and retain in strictest confidence any and all Confidential Information relating to any other party that it receives in connection with the negotiation or performance of this Agreement, and shall not disclose such Confidential Information, and shall cause its Representatives not to disclose such Confidential Information, to anyone except the receiving party's Affiliates and Representatives and any other Person that agrees in writing to keep in confidence all Confidential Information in accordance with the terms of this
Section 5.2. Until the Closing, each party agrees to use Confidential Information received from another party only (i) to evaluate its interest in pursuing the transactions contemplated hereby and (ii) to pursue such transactions contemplated hereby, but not for any other purpose. All Confidential Information furnished pursuant to this Agreement shall be returned promptly to the party to whom it belongs upon request by such party.

         (b) The obligations set forth in Section 5.2(a) shall be inoperative with respect to Confidential Information that (i) is or becomes generally available to the public other than as a result of disclosure by the receiving party or its Representatives, (ii) was available to the receiving party on a non-confidential basis prior to its disclosure to the receiving party, or (iii) becomes available to the receiving party on a non-confidential basis from a source other than the providing party or its agents, provided that such source is not known by the receiving party to be bound by a confidentiality agreement with the providing party or the providing party's agents.

         (c) To the fullest extent permitted by law, if a party or any of its Affiliates or Representatives breaches, or threatens to commit a breach of, this
Section 5.2, the party whose Confidential Information shall be disclosed, or threatened to be disclosed, shall have the right and remedy to have this Section
5.2 specifically enforced by any court having jurisdiction, it being acknowledged and agreed that money damages will not provide an adequate remedy to such party. Nothing in this Section 5.2 shall be construed to limit the right of any party to collect money damages in the event of breach of this Section 5.2.

         (d) Anything else in this Agreement notwithstanding, each party shall have the right to disclose any information, including Confidential Information of the other party or such other party's Affiliates, in any filing with any regulatory agency, court or other authority or any disclosure to a trustee of public debt of a party to the extent that the disclosing party determines in good faith that it is required by Law, regulation or the terms of such debt to do so, provided that any such disclosure shall be as limited in scope as possible and shall be made only after giving the other party as much notice as practicable of such required disclosure and an opportunity to contest such disclosure if possible.

         5.3 Certain Covenants. From and after the execution and delivery of this Agreement to and including the Closing Date, Tritel shall:

         (a) Comply in all material respects with all applicable Laws, including all such Laws relating to the Purchased Licenses or their use;

         (b) Use commercially reasonable efforts to maintain the Purchased Licenses in full force and effect;

         (c) Not (i) sell, transfer, assign or dispose of, or offer to, or enter into any agreement, arrangement or understanding to, sell, transfer, assign or dispose of any of the Purchased Licenses or any interest therein, or negotiate therefor, or (ii) create, incur or suffer to exist any Lien of any nature whatsoever relating to any of the Purchased Licenses or any interest therein (other than Liens securing the FCC Debt to be assumed by the Company pursuant to Section 2.3). Without limiting the foregoing, Tritel shall not incur any material obligation or liability, absolute or contingent, relating to or affecting the Purchased Licenses or their use;

         (d) Give written notice to the Company promptly upon the commencement of, or upon obtaining knowledge of any facts that would give rise to a threat of, any claim, action or proceeding commenced against or relating to (i) it, its properties or assets, including the Purchased Licenses or their use, and which could have a Material Adverse Effect on it or materially adversely affect the transactions contemplated hereby, or (ii) the Purchased Licenses or their use;

         (e) Promptly after obtaining knowledge of the occurrence of, or the impending or threatened occurrence of, any event which could cause or constitute a material breach of any of its warranties, representations, covenants or agreements contained in this Agreement, give notice in writing of such event, or occurrence or impending or threatened event or occurrence, to the other parties and use commercially reasonable efforts to prevent or to promptly remedy such breach; and

         (f) Cause the other parties to be advised promptly in writing of (i) any event, condition or state of facts known to it, which has had or could have a Material Adverse Effect on it, or materially adversely affect the Purchased Licenses or their use or the transactions contemplated hereby (other than proceedings affecting the PCS or wireless communications services industry generally), or (ii) any claim, action or proceeding which seeks to enjoin the consummation of the transactions contemplated hereby.

                                   ARTICLE VI

                               CLOSING CONDITIONS

         6.1 Conditions to Obligations of All Parties. The obligation of each of the parties to consummate the transactions contemplated hereby to occur at the Closing shall be conditioned on the following, unless waived by each of the parties:

         (a) Any applicable waiting period under the HSR Act shall have expired or been terminated.

         (b) The Consent of the FCC to the Purchased License Transfer shall have been obtained pursuant to a Final Order, free of any conditions materially adverse to the Company or Tritel, other than those applicable to the PCS or wireless communications services industry generally. For the purposes of this paragraph, "Final Order" means an action or decision that has been granted by the FCC as to which (i) no request for a stay or similar request is pending, no stay is in effect, the action or decision has not been vacated, reversed, set aside, annulled or suspended and any deadline for filing such request that may be designated by statute or regulation has passed, (ii) no petition for rehearing or reconsideration or application for review is pending and the time for the filing of any such petition or application has passed, (iii) the FCC does not have the action or decision under reconsideration on its own motion and the time within which it may effect such reconsideration has passed and (iv) no appeal is pending including other administrative or judicial review, or in effect and any deadline for filing any such appeal that may be designated by statute or rule has passed.

         (c) All Consents by any Governmental Authority (other than the Consents referred to in paragraphs (a) and (b) above) required to permit the consummation of the transactions contemplated hereby, the failure to obtain or make which would be reasonably expected to have a Material Adverse Effect on the Company or Tritel or to materially adversely affect the transactions contemplated hereby or its ability to perform its obligations under this Agreement shall have been obtained or made.

         (d) No preliminary or permanent injunction or other order, decree or ruling issued by a Governmental Authority, nor any statute, rule, regulation or executive order promulgated or enacted by any Governmental Authority, shall be in effect that would (i) impose material limitations on the ability of any party to consummate the transactions contemplated hereby or prohibit such consummation, or (ii) impair in any material respect the operation of the Company.

         6.2 Conditions to Obligations of the Company. The obligation of the Company to consummate the transactions contemplated to occur at the Closing shall be further conditioned upon the satisfaction or fulfillment, at or prior to the Closing, of the following conditions by each of the other parties, unless waived by the Company:

         (a) The representations and warranties of Tritel contained herein shall be true and correct in all material respects (except for representations and warranties that are qualified as to materiality, which shall be true and correct), in each case when made and at and as of the Closing (except for representations and warranties made as of a specified date, which shall be true and correct as of such date) with the same force and effect as though made at and as of such time, except for inaccuracies in respect of the representations and warranties set forth in Section 4.7 and the third sentence of Section 4.10 (disregarding any qualifications as to materiality contained therein) that in the aggregate would not be reasonably expected to have a Material Adverse Effect on Tritel or its ability to perform its obligations under this Agreement or to materially adversely affect the transactions contemplated hereby.

         (b) Tritel shall have performed in all material respects all agreements contained herein required to be performed by it at or before the Closing.

         (c) An officer of Tritel shall have delivered to the Company a certificate, dated the Closing Date, certifying as to the fulfillment of the conditions set forth in paragraphs (a) and (b) above as to Tritel.

         (d) Tritel shall have furnished the Company with opinions of counsel, each dated the Closing Date, in substantially the forms of Exhibits B and C.

         (e) All corporate and other proceedings of Tritel in connection with the Purchased License Transfer and the other transactions contemplated hereby, and all documents and instruments incident thereto, shall be reasonably satisfactory in form and substance to the Company, and Tritel shall have delivered to the Company such receipts, documents, instruments and certificates, in form and substance reasonably satisfactory to the Company, which the Company shall have reasonably requested.

         6.3 Conditions to the Obligations of Tritel. The obligation of Tritel to consummate the transactions contemplated to occur at the Closing shall be further conditioned upon the satisfaction or fulfillment, at or prior to the Closing, of the following conditions, unless waived by Tritel:

         (a) The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for representations and warranties that are qualified as to materiality, which shall be true and correct), in each case when made and at and as of the Closing (except for representations and warranties made as of a specified date, which shall be true and correct as of such date) with the same force and effect as though made at and as of such time, except for inaccuracies in respect of the representations and warranties set forth in Section 5.3 (disregarding any qualifications as to materiality contained therein) that in the aggregate would not be reasonably expected to have a Material Adverse Effect on the Company or its ability to perform its obligations under this Agreement or to materially adversely affect the transactions contemplated hereby.

         (b) The Company shall have performed in all material respects all agreements contained herein required to be performed by it at or before the Closing.

         (c) An officer of the Company shall have delivered to Tritel a certificate, dated the Closing Date, certifying as to the fulfillment of the conditions set forth in paragraphs (a) and (b) above as to the Company.

         (d) The Company shall have furnished Tritel with an opinion of counsel, dated the Closing Date, in substantially the form of Exhibit D.

         (e) All corporate and other proceedings of the Company in connection with the Purchased License Transfer and the other transactions contemplated hereby, and all documents and instruments incident thereto, shall be reasonably satisfactory in form and substance to Tritel, and the Company shall have delivered to Tritel such receipts, documents, instruments and certificates, in form and substance reasonably satisfactory to Tritel, which Tritel shall have reasonably requested.

                                   ARTICLE VII

                          SURVIVAL AND INDEMNIFICATION

         7.1 Survival. The representations and warranties made in this Agreement shall survive the Closing until the second anniversary thereof and shall thereupon expire together with any right to indemnification in respect thereof (except to the extent a written notice asserting a claim for breach of any such representation or warranty and describing such claim in reasonable detail shall have been given prior to such date to the party which made such representation or warranty). The covenants and agreements contained herein to be performed or complied with prior to the Closing shall expire at the Closing. The covenants and agreements contained in this Agreement to be performed or complied with after the Closing shall survive the Closing; provided that the right to indemnification pursuant to this Article VII in respect of a breach of a representation or warranty shall expire on the second anniversary of the Closing (except to the extent written notice asserting a claim thereunder and describing such claim in reasonable detail shall have been given prior to such date to the party from whom such indemnification is sought). After the Closing, the sole and exclusive remedy of the parties for any breach or inaccuracy of any representation or warranty contained in this Agreement, or any other claim (whether or not alleging a breach of this Agreement) that arises out of the facts and circumstances constituting such breach or inaccuracy, shall be the indemnity provided in this Article VII.

         7.2 Indemnification by Tritel. Tritel shall indemnify and hold harmless the Company and its Affiliates, and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them (each, a "Section 7.2 Indemnified Party"), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) (collectively, "Losses") incurred by him or it in connection with the investigation, defense, or disposition of any action, suit or other proceeding in which any Section 7.2 Indemnified Party may be involved or with which he or it may be threatened that arises out of or results from (a) (i) any representation or warranty of such indemnifying party contained in this Agreement (except, any of the matters referred to on Schedule 4.7 or 4.10(e)), or (b) any material default by such indemnifying party or any of its Affiliates in the performance of their respective obligations under this Agreement, except to the extent (but only to the extent) any such Losses arise out of or result from the gross negligence or willful misconduct of such Section 7.2 Indemnified Party or its Affiliates.

         7.3 Indemnification by the Company. The Company shall indemnify and hold harmless Tritel and its Affiliates, and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them (each, a "Section 7.3 Indemnified Party"), against all Losses incurred by him or it in connection with the investigation, defense, or disposition of any action, suit or other proceeding in which any Section 7.3 Indemnified Party may be involved or with which he or it may be threatened that arises out of or results from (a) any representation or warranty of the Company contained in this Agreement being untrue in any material respect as of the date on which it was made or (b) any material default by the Company or any of its Affiliates in the performance of their respective obligations under this Agreement, except to the extent (but only to the extent) any such Losses arise out of or result from the gross negligence or willful misconduct of such Section 7.3 Indemnified Party or its Affiliates.

         7.4 Procedures.

         (a) The terms of this Section 7.4 shall apply to any claim (a "Claim") for indemnification under the terms of Sections 7.2 or 7.3. The Section 7.2 Indemnified Party or Section 7.3 Indemnified Party Indemnified Party (each, an "Indemnified Party"), as the case may be, shall give prompt written notice of such Claim to the indemnifying party (the "Indemnifying Party") under the applicable Section, which party may assume the defense thereof, provided that any delay or failure to so notify the Indemnifying Party shall relieve the Indemnifying Party of its obligations hereunder only to the extent, if at all, that it is materially prejudiced by reason of such delay or failure. The Indemnified Party shall have the right to approve any counsel selected by the Indemnifying Party and to approve the terms of any proposed settlement, such approval not to be unreasonably delayed or withheld (unless such settlement provides only, as to the Indemnified Party, the payment of money damages actually paid by the Indemnifying Party and a complete release of the Indemnified Party in respect of the claim in question). Notwithstanding any of the foregoing to the contrary, the provisions of this Article VIII shall not be construed so as to provide for the indemnification of any Indemnified Party for any liability to the extent (but only to the extent) that such indemnification would be in violation of applicable law or that such liability may not be waived, modified or limited under applicable law, but shall be construed so as to effectuate the provisions of this Article VII to the fullest extent permitted by law.

         (b) In the event that the Indemnifying Party undertakes the defense of any Claim, the Indemnifying Party will keep the Indemnified Party advised as to all material developments in connection with such Claim, including, but not limited to, promptly furnishing the Indemnified Party with copies of all material documents filed or served in connection therewith.

         (c) In the event that the Indemnifying Party fails to assume the defense of any Claim within ten business days after receiving written notice thereof, the Indemnified Party shall have the right, subject to the Indemnifying Party's right to assume the defense pursuant to the provisions of this Article VII, to undertake the defense, compromise or settlement of such Claim for the account of the Indemnifying Party. Unless and until the Indemnified Party assumes the defense of any Claim, the Indemnifying Party shall advance to the Indemnified Party any of its reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any such action or proceeding. Each Indemnified Party shall agree in writing prior to any such advancement that, in the event he or it receives any such advance, such Indemnified Party shall reimburse the Indemnifying Party for such fees, costs and expenses to the extent that it shall be determined that he or it was not entitled to indemnification under this Article VII.

         (d) In no event shall an Indemnifying Party be required to pay in connection with any Claim for more than one firm of counsel (and local counsel) for each of the following groups of Indemnified Parties: (i) Tritel, its Affiliates, and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them; and (ii) the Company and its Affiliates, and the shareholders, members, managers, officers, employees, agents and/or the legal represen tatives of any of them.

                                  ARTICLE VIII

                                   TERMINATION

         8.1 Termination. This Agreement may be terminated, and the transactions contemplated hereby abandoned, without further obligation of any party, except as set forth herein, at any time prior to the Closing Date:

         (a) by mutual written consent of the parties;

         (b) by any party by written notice to the other parties, if the Closing shall not have occurred on or before the date that is two years after the date hereof, provided that the party electing to exercise such right is not otherwise in breach of its obligations under this Agreement;] or

         (c) by any party by written notice to the other parties, if the consummation of the transactions contemplated hereby shall be prohibited by a final, non-appealable order, decree or injunction of a court of competent jurisdiction.

         8.2 Effect of Termination. (a) In the event of a termination of this Agreement, no party hereto shall have any liability or further obligation to any other party to this Agreement,

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

except as set forth in paragraph (b) below, and except that nothing herein will relieve any party from liability for any breach by such party of this Agreement.

         (a) In the event of a termination of this Agreement pursuant to Section 8.1, all provisions of this Agreement shall terminate, except Section 5.2 and Articles VII and IX.

         (b) Whether or not the Closing occurs, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

         9.1 Amendment and Modification. This Agreement may be amended, modified or supplemented only by written agreement of each of the parties.

         9.2 Waiver of Compliance; Consents. Any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirement for a waiver of compliance as set forth in this Section 10.2.

         9.3 Notices. All notices or other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile transmission, or by registered or certified mail (return receipt requested), postage prepaid, with an acknowledgment of receipt signed by the addressee or an authorized representative thereof, addressed as follows (or to such other address for a party as shall be specified by like notice; provided that notice of a change of address shall be effective only upon receipt thereof):

         If to Tritel:     Tritel, Inc.
                           Attention:  E. B. Martin, Jr.
                           1080 River Oaks Drive, Suite B-100
                           Jackson, Mississippi  39208
                           Fax No.:  (601) 914-8282

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

         With a copy to:   James H. Neeld, IV
                           Tritel, Inc.
                           1080 River Oaks Drive, Suite B-100
                           Jackson, Mississippi  39208


         If to the Company:



         With a copy to:

         9.4 Parties in Interest; Assignment. This Agreement is binding upon and is solely for the benefit of the parties hereto and their respective permitted successors, legal representatives and permitted assigns.

         9.5 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflicts of law principles thereof. The parties hereto hereby irrevocably and unconditionally consent to submit to the non-exclusive jurisdiction of the courts of the State of New York and of the United States of America located in the County of New York, New York (the "New York Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby, waive any objection to the laying of venue of any such litigation in the New York Courts and agrees not to plead or claim in any New York Court that such litigation brought therein has been brought in an inconvenient forum.

         9.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         9.7 Interpretation. The article and section headings contained in this Agreement are for convenience of reference only, are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the antecedent Person or Person may require.

         9.8 Entire Agreement. This Agreement, including the exhibits and schedules hereto and the certificates and instruments delivered pursuant to the terms of this Agreement, embody the entire agreement and understanding of the parties hereto in respect of the transactions contemplated hereby. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such transactions contemplated hereby.

         9.9 Publicity. So long as this Agreement is in effect, the parties agree to consult with each other in issuing any press release or otherwise making any public statement with respect to the transactions contemplated hereby, and no party shall issue any press release or make any such public statement prior to such consultation, except as may be required by Law. No press release or other public statement by the parties hereto shall disclose any of the financial terms of the transactions contemplated hereby without the prior consent of the other parties, except as may be required by Law. A breach of the provisions of this Section 9.9 by a party shall not give rise to any right to terminate this Agreement.

         9.10 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any New York Courts.

         9.11 Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

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

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                            ------------------------------------


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            TRITEL, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


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